                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------



                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT



Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 1996

                     GREENBRIAR CORPORATION (formerly known
                   as MEDICAL RESOURCE COMPANIES OF AMERICA)
                   -----------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        NEVADA                        0-8187                   75-2399477
- - ------------------------------     ------------            ------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation)           File Number)           Identification No.)




                4265 Kellway Circle,  Addison,  Texas        75244
                -------------------------------------      ----------
                (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (214)  407-8400
                                                   ----------------

Item 1.  Changes in Control of Registrant.

     Not Applicable


Item 2.  Acquisition or Disposition of Assets.

     On February 9, 1996 Medical Resource Companies of America (now known as Greenbriar Corporation) (the "Company") sold it's wholly owned subsidiary American Mobility, Inc. ("AMI") along with AMI's subsidiaries Odyssey Mobility, Inc., Aviation Mobility, Inc. and Alpha Mobility, Inc. to Innovative Health Services, Inc. ("IHS") an non reporting company. The sales price was $4,300,000 which was comprised of a $2 million note and $2,300,000 of Class "A" convertible preferred stock of IHS. The price and terms of the sale were determined through arms length negotiations between the parties. The fair value of the preferred stock for accounting purposes was determined based on the discounted projected future cash flows.

     The $2 million note bears interest at the prime rate plus 1% and is payable quarterly. The note calls for annual principal payments equal to a percentage of IHS' earnings with a final payment due on February 9, 2001. The preferred stock has a cumulative dividend rate of 8% per annum payable quarterly. The preferred stock has no voting rights unless dividends are in arrears. After three years under certain circumstances, the Company can convert the preferred stock into common stock of IHS a price of 75% of the prevailing market price at the time of conversion.

The Company will record a gain of $930,000 on the sale of AMI.


Item 3.  Bankruptcy or Receivership.

              Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant.

              Not Applicable


Item 5.  Other Events.

              Not Applicable


Item 6.  Resignations of Registrant's Directors.

              Not Applicable

Item 7.  Financial Statements and Exhibits.

    (a)  Not applicable.

    (b)  Pro forma Balance Sheets for September 30, 1995
         Pro forma Statement of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995.

    (c)  Exhibits

              None


Item 8.  Change in Fiscal Year.

              Not Applicable

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GREENBRIAR CORPORATION


Dated: July 22, 1996                     By:  Gene S. Bertcher
                                              -----------------------
                                       Name:  Gene S. Bertcher
                                      Title:  Chief Financial Officer

                     Medical Resource Companies of America



ITEM #7 (b)
- - -----------


Pro Forma Balance Sheet and Statement of Operations
                 (Unaudited)



     The following pro forma Balance Sheets as of September 30, 1995 and Statements of Operations for the year Ended December 31, 1994 and the nine months ended September 30, 1995 give effect to the disposition of American Mobility, Inc. along with it's wholly owned subsidiaries, Odyssey Mobility, Inc., Aviation Mobility, Inc. and Alpha Mobility, Inc. These statements should be read in conjunction with the separate financial statements and notes thereto of the company. They are not necessarily indicative of the results of operations of the company as it may be in the future or as it might have been had the assets been sold prior to the periods indicated.

                     Medical Resource Companies of America
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1995
                            (Amounts in thousands)
                                  (Unaudited)





                                              Disposition
                             As Previously    Of American         Consolidated
                               Reported      Mobility, Inc          Pro forma
ASSETS

CURRENT ASSETS
  Cash                              10,567            (253)  (1)        10,314
  Accounts receivable
        Trade                          884            (149)  (1)           735
        Due from affiliates            181                                 181
        Other                        1,190                               1,190
  Supplies                             342            (342)  (1)             0
  Other                              1,200             (55)  (1)         1,145
          Total current
           assets                   14,364            (799)             13,565
                           ---------------------------------------------------

REAL ESTATE                          3,158                               3,158

INVESTMENT IN SECURITIES,
 AT COST                             1,780            2300   (2)          4080

 NOTES RECEIVABLE                    6,870            2000   (2)          8870

PROPERTY AND EQUIPMENT
  Buildings and
   improvements                        767                                 767
  Furniture, fixtures and
   equipment                         2,299          (2,134)  (1)           165
  Construction in progress             122                                 122
  Land                                 100                                 100
  Less accumulated
   depreciation
         & amortization             (1,317)           1081   (1)          (236)
                           ---------------------------------------------------
                                     1,971          (1,053)                918

OTHER ASSETS
  Goodwill                           1,281          (1,281)  (1)             0
  Other                                752            (565)  (1)           187
                           ---------------------------------------------------
                                     2,033          (1,846)                187

                                    30,176             602              30,778
                           ===================================================



  LIABILITIES AND
   STOCKHOLDERS

  CURRENT LIABILITIES
  Accounts payable                     630             (97)  (1)           533
  Accrued expenses                   1,355              (1)  (1)         1,354
  Other                                107             (54)  (1)            53
  Current maturities of
   long-term obligations                71                                  71
                           ---------------------------------------------------
                                     2,163            (152)              2,011

DEFERRED GAIN                        3,083                               3,083

LONG-TERM DEBT, less
 current maturities                    904                                 904

STOCKHOLDERS EQUITY                 24,026             754   (3)        24,780
                           ---------------------------------------------------

                                    30,176             602              30,778
                           ===================================================

                     Medical Resource Companies of America
                Pro Forma Consolidated Statement of Operations
                     For the Year Ended December 31, 1994
                                  (unaudited)
                            (Amounts in thousands)





                                                             As                  Less      Adjustments       Consolidated
                                                         Previously          Operations                       Pro forma
                                                          Reported           of American
                                                        Consolidated          Mobility,
                                                                                Inc.

REVENUE
Sales and rentals of mobility products                         2,011             (2,011)                               0
  Long-term care facilities
    operating revenue                                          7,939                                               7,939
  Real estate operating revenue                                2,029                                               2,029
  Gain on sales of assets                                      4,633                                               4,633
  Interest and dividends                                         418                             344  (4)            762
                                                  -----------------------------------------------------------------------
                                                              17,030             (2,011)         344              15,363

EXPENSES
  Cost of mobility products                                    1,636             (1,636)                               0
   sales and rentals
  Long-term care facilities
   operating expenses                                          5,059                                               5,059
  Real estate operating expense                                1,486                                               1,486
  General and administrative                                   4,942               (907)                           4,035
  Interest                                                     2,979                                               2,979
                                                  -----------------------------------------------------------------------
                                                              16,102             (2,543)           0              13,559
                                                  -----------------------------------------------------------------------

     Earnings from continuing operations
      before income taxes                                        928                532         344               1,804

Income tax expense (benefit)                                      57                                                 57
                                                  -----------------------------------------------------------------------

      Earnings from continuing operations                        871                532         344               1,747

                                                  =======================================================================


 Earnings per share from continuing
     Operations                                                $0.15              $0.10       $0.05               $0.30

 Weighted average number of common and
     equivalent shares outstanding                             3,551                                              3,551

                                               Medical Resource Companies of America
                                          Pro Forma Consolidated Statement of Operations
                                           For the Nine Months Ended September 30, 1995
                                                            (unaudited)
                                                      (Amounts in thousands)

                                                                   Less
                                               As               Operations
                                           Previously          of American
                                            Reported            Mobility,                       Consolidated
                                          Consolidated            Inc.       Adjustments         Pro Forma
REVENUE
   Sales and rentals of mobility                 1,659            (1,659)                                  0
   products
   Long-term care facilities
     operating revenue                             552                                                   552
   Real estate operating revenue                   521                                                   521
   Gain on sales of assets                       7,043                                                 7,043
   Interest and dividends                          966                                258  (4)         1,224
   Other                                            14
                                          --------------------------------------------------------------------

                                                10,755            (1,659)             258              9,354

EXPENSES
   Cost of mobility products sales and           1,275            (1,275)                                  0
   rentals
   Long-term care facilities
     operating expenses                            318                                                   318
   Real estate operating expense                   270                                                   270
   General and administrative                    2,371              (381)                              1,990
   Interest                                        179                                                   179
                                          --------------------------------------------------------------------
                                                 4,413            (1,656)               0              2,757
                                          --------------------------------------------------------------------

      Earnings from continuing
     operations
             before income taxes                6,342                 (3)             258              6,597

Income tax expense (benefit)                    2,152                                                  2,152
                                          --------------------------------------------------------------------

     Earnings from continuing                   4,190                 (3)             258              4,445
     operations
                                          ====================================================================

 Earnings per share from continuing
     operations                                 $1.15              $0.00            $0.10              $1.25

 Weighted average number of common and
     equivalent shares outstanding              3,678                                                  3,678

  Medical Resource Companies of America
  Notes to Pro Forma Financial Statements
  September 30, 1995
  (Unaudited)


  The pro forma balance sheet has been prepared as though the disposition occurred on September 30, 1995, and the Statements of Operations have been prepared as though the disposition took place as of the beginning of the periods presented. The disposition will result in a gain of $754,000 which has not been reflected in the pro forma statements of operations. The pro forma adjustments included in the accompanying statements are as follows:

        (1) To reflect the reduction of assets and liabilities

        (2) To record the proceeds received on the sale

        (3) To record the gain on the sale

        (4) To record the interest and dividend income that would have been received had the transaction occurred at the beginning of the periods presented.

        (5) Earnings per share and outstanding share amounts have been adjusted to reflect a 5 for 1 reverse split which was effective December 1, 1995.